Neuberger Berman Alternative Funds®
Neuberger Berman Multi-Style Premia Fund
Class R6
Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information, each dated March 7, 2018, as amended and supplemented

This supplement describes important changes affecting Neuberger Berman Multi-Style Premia Fund (the “Fund”) effective on December 6, 2018. If you have any questions regarding these changes, please contact Neuberger Berman Investment Advisers LLC (“NBIA”) at 877-628-2583.

Reduction of Class R6 Contractual Administration Fee Rate and Contractual Expense Cap: Effective December 6, 2018, the Fund will pay NBIA a fee at the reduced annual rate of 0.05% of the Fund’s average daily net assets for Class R6 administration services and the contractual expense limitation for Class R6 will also be reduced by 0.03% of average net assets. As a result, effective December 6, 2018:

(1) The fee table and expense example included in the Fund’s Class R6 Summary Prospectus and Prospectus are hereby deleted and replaced with the following:

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees[1]	0.70
Distribution and/or shareholder service (12b-1) fees	None
Total other expenses[2]	1.41
Other expenses of Fund	1.21
Other expenses of Subsidiary	0.20
Acquired fund fees and expenses[2]	0.04
Total annual operating expenses	2.15
Fee waiver and/or expense reimbursement	1.26
Total annual operating expenses after fee waiver and/or expense reimbursement[3]	0.89
[1]	“Management fees” have been restated to reflect current administration fees.
[2]	“Total other expenses” and “Acquired fund fees and expenses” are based on estimated expenses for the current fiscal year; actual expenses may vary.
[3]
Neuberger Berman Investment Advisers LLC (“Manager”) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class R6 so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) are limited to 0.85% of average net assets. This undertaking lasts until 10/31/2021 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that Class R6 will repay the Manager for fees and expenses waived or reimbursed for that class provided that repayment does not cause annual operating expenses to exceed 0.85% of its average net assets. Any such repayment must be made within three years after the year in which the Manager incurred the expense.

For purposes of the contractual expense limitations, Operating Expenses shall be deemed to include the Operating Expenses of the Fund’s wholly owned Cayman Islands subsidiary (see the “Principal Investment Strategies” section).

Expense Example
The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Class R6	$91	$284	$783	$2,161

(2) All references to the Fund’s administration fee rate in the Prospectus and Statement of Additional Information are hereby revised to reflect the reduced annual rate and the following is added to the “Management of the Fund” section of the Prospectus:

Effective December 6, 2018, Class R6 of the Fund pays the Manager fees at the annual rate of 0.05% of the class’ average daily net assets for administrative services provided to Class R6 of the Fund.

Prior to December 6, 2018, Class R6 of the Fund paid the Manager fees at the annual rate of 0.08% of the class’ average daily net assets for administrative services provided to Class R6 of the Fund.

(3) All references to the Fund’s current Class R6 contractual expense limitation arrangements in the Statement of Additional Information are hereby deleted and the following is added to the contractual expense limitation table in the Statement of Additional Information:

Fund	Class	Limitation Period	Expense Limitation
Neuberger Berman Multi-Style Premia Fund	R6	10/31/2021	0.85%

The date of this supplement is December 6, 2018.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104

Shareholder Services
800.877.9700
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800.366.6264
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